                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  July 2, 1998
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                           Aastrom Biosciences, Inc.
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              (Exact name of registrant as specified in charter)

        Michigan                    0-22025                      94-3096597
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)

24 Frank Lloyd Wright Drive,  P.O. Box 376, Ann Arbor Michigan      48106
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(Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code   (734) 930-5555
                                                          --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On July 2, 1998 the Registrant sold 5,000 shares of its newly created 1998 Series I Convertible Preferred Stock (the "Series I Preferred") to one investor for an aggregate purchase price of $5 million. The shares of Series I Preferred are convertible, at the option of the holder, into shares of the Registrant's Common Stock at the lower of (i) $4.81, or (ii) a price based on the market
price of the Registrant's Common Stock prior to conversion.   With limited
exceptions, the shares of Series I Preferred are not convertible into Common Stock until March 30, 1999 and, subject to extension under certain circumstances, will automatically convert into Common Stock on July 2, 2001, unless sooner converted. In general, the Registrant may require the holders to convert the Series I Preferred if the average closing bid price of the Registrant's Common Stock exceeds $9.62 for specified periods after July 2, 1999.

     In connection with the sales of Series I Preferred, the investor agreed to purchase an additional $3 million of a new series of Preferred Stock (to be designated 1998 Series II Convertible Preferred Stock) if the Common Stock of the Registrant trades at a price greater than $6.00 for a specified duration during the period from October 2, 1998 through July 2, 1999.

     The foregoing description of the Series I Preferred financing is qualified in its entirety by the Securities Purchase Agreement, dated July 2, 1998, and the other agreements and instruments executed in connection therewith, copies of which are attached as exhibits to this Current Report on Form 8-K.

ITEM 7.  EXHIBITS.
         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

  Exhibit
    No.                     Description
    ---                     -----------
    3.1   Certificate of Designation for 1998 Series I Preferred Stock
    4.1   Securities Purchase Agreement, dated July 2, 1998, by and between the Registrant and RGC International Investors, LDC ("RGC")
    4.2   Registration Rights Agreement dated July 2, 1998, by and between the Registrant and RGC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AASTROM BIOSCIENCES, INC.



                                       By:   /s/ Todd E. Simpson
                                           -----------------------------------
Date: July 15, 1998                        Vice President, Finance and
                                           Administration and Chief Financial
                                           Officer (Principal Financial and
                                           Accounting Officer)



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                                 EXHIBIT INDEX
                                 -------------


 Exhibit
   No.                     Description
   ---                     -----------
   3.1   Certificate of Designation for 1998 Series I Preferred Stock
   4.1   Securities Purchase Agreement, dated July 2, 1998, by and between the
         Registrant and RGC International Investors, LDC ("RGC")
   4.2   Registration Rights Agreement dated July 2, 1998, by and between the
         Registrant and RGC.

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